ALLIANCE
                            ------------------------
                                VARIABLE PRODUCTS
                            ------------------------
                                   SERIES FUND
                            ------------------------
                            PREMIER GROWTH PORTFOLIO
                            ------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Premier Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                                                   -17.21%

5 Years                                                                   12.60%

Since Inception (6/92)                                                    15.68%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

During the six- and 12-month periods ended December 31, 2001, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index. This was despite an investment in Enron Corporation that was sold at a loss during November 2001, and despite a small position in airline stocks that encountered the aftermath of the horrific events of September 11. Throughout the year, the Portfolio benefited from a consistent underweight in technology shares and overweight positions in growth financials such as Citigroup, Inc. and MBNA Corp. Additionally, the Portfolio benefited from large positions in many of the country's premier growth franchises such as Kohl's Corp., UnitedHealth Group, Inc., and Tyco International, Ltd.

MARKET REVIEW

March 2000 marked the peak of the technology boom in the stock market, and a couple of quarters later the economy, under the weight of falling capital investment, began to slide from its 5% GDP peak growth level into a recession. Surprisingly, and perhaps reflectively, after this weakness the market debate now centers not on the possibility of continued malaise, but on whether we will have a shallow "U-type" recovery or a strong "V" trajectory. Many of the preconditions for economic recovery, which include lower interest rates, fiscal stimulus and lower inventories, remain firmly in place. In fact, the tragic events of September 11 produced even greater monetary and fiscal support for the economy. However, prices, particularly in technology stocks, have increased sharply and discount very optimistic forecasts with little room for disappointment.

Capital spending, especially for technology, is clearly the key to the future economic path as the consumer and housing markets have already played their part in holding this recession to a shallow one. Moreover, with export prospects quite weak and with problems from Japan to Argentina, the U.S. engine will have to carry and lead this recovery without external assistance. Further, we have to recognize that for the stock market to make headway in this environment, it will have to compete against rising interest rates with the probability of a 6% long bond. This is if the economy follows our own Alliance Capital economist's forecast of 4% growth by the fourth quarter of 2002.

INVESTMENT STRATEGY

The Portfolio seeks long-term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. The Portfolio also invests 20% of its total assets in equity securities of non-U.S. companies. We are focusing on companies with only the highest assurance of upward earnings, and remain extremely price conscious when looking at one stock against another. The Portfolio is not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Portfolio with a broad mix of stocks. We believe a middle road is the correct path, given our positive feeling on fundamentals but some discomfort with the higher level of risk that the economy overall may slow more abruptly than generally believed. As always, we will continue to make individual decisions as best we see the marriage of fundamentals and price on all stocks in the Portfolio at each point of the market's gyrations.

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

MARKET OUTLOOK

But the basic underlying investment question is whether from both a long-term standpoint, as well as in the short-term (stocks in general at over a 20x forward P/E), and technology stocks in particular, do not already fairly fully reflect this picture of potential renewed momentum. Equally important, if this picture turns out in fact to be too rosy, how much risk is there in stocks, especially technology? Many technology stocks are flirting with 2002 P/E multiples that, while not at former heady levels, nevertheless look extended. In addition, while historically high beta stocks can get an early play in a liquidity driven market, there is nothing axiomatic about their providing the market's next leadership. Obviously strong fundamentals such as new orders, and not just inventory run-offs, have to be evidenced to validate such a claim. After the major technology spending of recent years, is such strong demand growth plausible?

Our answer, while we wait for further evidence to unfold, is to still emphasize a balanced approach to our Portfolio. The Portfolio continues to have a good complement of steady growth stocks in the health care, consumer, media and financial areas offsetting technology holdings which are purposely, for the moment, held closer to the 20% weighting in the S&P 500 rather than the 30% plus weighting in the Russell 1000 Growth Index. We acknowledge that this places us in a position of trying to play "catch up ball" if the "V" nature of the recovery becomes a reality. But this seems more sensible than staking our investments, as an article of faith, on a projected strong recovery, which in today's troubled world has to be a lower confidence bet.

Our clients should recognize, however, that we stand ready to become more aggressive if we gather more facts that point in a positive direction. But this should not be interpreted to mean we will then chase technology at any price, but rather that we would seek to engage in whatever sector of the market seems to offer the best combination of economically-sensitive growth and price opportunities.

Accordingly, for the moment we are taking a Missouri "show me" stance, with our growth Portfolio positioned slightly below our long run average beta levels.

We appreciate your investment in Alliance Premier Growth Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,

/s/ Alfred Harrison

Alfred Harrison
Executive Vice President and Portfolio Manager

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

[The following table was depicted by a mountain chart in the printed material.]

Premier Growth Portfolio:                                                $40,014
S&P 500 Stock Index:                                                     $33,960
Russell 1000 Growth Index:                                               $29,617


                      Premier Growth       Russell 1000        S&P 500 Stock
                        Portfolio          Growth Index           Index
---------------------------------------------------------------------------
    6/30/92              $10,000             $10,000             $10,000
    12/31/92             $11,380             $11,164             $10,834
    12/31/93             $12,817             $11,485             $11,923
    12/31/94             $12,438             $11,786             $12,080
    12/31/95             $18,016             $16,168             $16,614
    12/31/96             $22,106             $19,906             $20,426
    12/31/97             $29,590             $25,975             $27,238
    12/31/98             $43,785             $36,030             $35,028
    12/31/99             $57,933             $47,976             $42,395
    12/31/00             $48,329             $37,218             $38,536
    12/31/01             $40,014             $29,617             $33,960


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The unmanaged Russell 1000 Growth Index (Russell 1000) contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1,000 of the largest capitalized companies that are traded in the United States.

      The unmanaged Standard and Poor's 500 Stock Index (S&P 500) includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

--------------------------------------------------------------------------------

* Since closest month-end after Portfolio's inception. Inception date for the Portfolio is 6/26/92.

PREMIER GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                   U.S. $ VALUE     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                          $  132,750,689             6.2%
--------------------------------------------------------------------------------
MBNA Corp.                                  128,418,822             6.0
--------------------------------------------------------------------------------
Kohl's Corp.                                122,826,228             5.7
--------------------------------------------------------------------------------
General Electric Co.                        112,837,224             5.2
--------------------------------------------------------------------------------
Pfizer, Inc.                                109,019,638             5.0
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                    108,002,097             5.0
--------------------------------------------------------------------------------
Tyco International, Ltd.                    103,385,698             4.8
--------------------------------------------------------------------------------
Microsoft Corp.                              88,265,013             4.1
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                            76,241,693             3.5
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                        67,854,585             3.1
                                         --------------            ----
--------------------------------------------------------------------------------
                                         $1,049,601,687            48.6%
--------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-97.8%
CONSUMER SERVICES-28.3%
AIRLINES-1.3%
Continental Airlines, Inc. Cl.B (a) ...........         331,500     $  8,688,615
Delta Air Lines, Inc. .........................          58,000        1,697,080
KLM Royal Dutch Air (Netherlands) .............         441,063        4,886,978
Northwest Airlines Corp. Cl.A (a) .............         496,260        7,791,282
UAL Corp. .....................................         334,500        4,515,750
                                                                    ------------
                                                                      27,579,705
                                                                    ------------
BROADCASTING & CABLE-8.2%
AOL Time Warner, Inc. (a) .....................       2,113,850       67,854,585
Comcast Corp. Cl.A (a) ........................         638,200       22,975,200
Liberty Media Corp. Cl.A (a) ..................       2,823,620       39,530,680
Viacom, Inc. (a) ..............................       1,083,645       47,842,927
                                                                    ------------
                                                                     178,203,392
                                                                    ------------
CELLULAR COMMUNICATIONS-6.7%
AT&T Wireless Services, Inc. (a) ..............       3,832,000       55,065,840
Sprint Corp. (PCS Group) Cl.A (a) .............       1,103,000       26,924,230
Vodafone Group Plc (ADR)
   (United Kingdom) ...........................       2,428,800       62,371,584
                                                                    ------------
                                                                     144,361,654
                                                                    ------------
RETAIL - GENERAL MERCHANDISE-12.1%
Best Buy Co., Inc. (a) ........................         316,000       23,535,680
Home Depot, Inc. ..............................       1,324,247       67,549,839
Kohl's Corp. (a) ..............................       1,743,700      122,826,228
Lowe's Cos., Inc. .............................         295,000       13,690,950
Target Corp. ..................................         342,400       14,055,520
Wal-Mart Stores, Inc. .........................         335,500       19,308,025
                                                                    ------------
                                                                     260,966,242
                                                                    ------------
                                                                     611,110,993
                                                                    ------------
FINANCE-20.6%
BROKERAGE & MONEY MANAGEMENT-2.2%
Goldman Sachs Group, Inc. .....................         147,000       13,634,250
Merrill Lynch & Co., Inc. .....................         399,000       20,795,880
Morgan Stanley Dean Witter & Co. ..............         224,910       12,581,465
                                                                    ------------
                                                                      47,011,595
                                                                    ------------
INSURANCE-1.9%
American International Group, Inc. ............         523,782       41,588,291
                                                                    ------------
MORTGAGE BANKING-4.4%
Federal Home Loan Mortgage Corp. ..............       1,037,300       67,839,420
Federal National Mortgage Association .........         343,500       27,308,250
                                                                    ------------
                                                                      95,147,670
                                                                    ------------
MISCELLANEOUS-12.1%
Citigroup, Inc. ...............................       2,629,768      132,750,689
MBNA Corp. ....................................       3,648,262      128,418,822
                                                                    ------------
                                                                     261,169,511
                                                                    ------------
                                                                     444,917,067
                                                                    ------------
HEALTH CARE-18.9%
DRUGS-6.4%
Pfizer, Inc. ..................................       2,735,750      109,019,638
Schering-Plough Corp. .........................         800,800       28,676,648
                                                                    ------------
                                                                     137,696,286
                                                                    ------------
MEDICAL PRODUCTS-3.5%
Baxter International, Inc. ....................         156,500        8,393,095
Johnson & Johnson .............................         916,100       54,141,510
Medtronic, Inc. ...............................         254,000       13,007,340
                                                                    ------------
                                                                      75,541,945
                                                                    ------------
MEDICAL SERVICES-9.0%
Cardinal Health, Inc. .........................         771,400       49,878,724
Tenet Healthcare Corp. (a)  ...................         608,900       35,754,608
UnitedHealth Group, Inc. ......................       1,526,100      108,002,097
                                                                    ------------
                                                                     193,635,429
                                                                    ------------
                                                                     406,873,660
                                                                    ------------
TECHNOLOGY-15.9%
COMMUNICATION EQUIPMENT-5.8%
Cisco Systems, Inc. (a) .......................       2,701,000       48,915,110
Nokia Corp. (ADR) (Finland) ...................       3,108,100       76,241,693
                                                                    ------------
                                                                     125,156,803
                                                                    ------------
COMPUTER HARDWARE/STORAGE-1.7%
Dell Computer Corp. (a) .......................         660,600       17,955,108
International Business Machines Corp. .........         151,100       18,277,056
                                                                    ------------
                                                                      36,232,164
                                                                    ------------
COMPUTER SERVICES-2.2%
Electronic Data Systems Corp ..................         700,500       48,019,275
                                                                    ------------
INTERNET INFRASTRUCTURE-0.6%
eBay, Inc. (a) ................................         182,200       12,189,180
                                                                    ------------
SEMI-CONDUCTOR COMPONENTS-1.3%
Intel Corp. ...................................         635,300       19,980,185
Micron Technology, Inc. (a) ...................         280,500        8,695,500
                                                                    ------------
                                                                      28,675,685
                                                                    ------------

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------
SOFTWARE-4.3%
Microsoft Corp. (a) .............................    1,331,900   $   88,265,013
VERITAS Software Corp. (a) ......................      124,700        5,590,301
                                                                 --------------
                                                                     93,855,314
                                                                 --------------
                                                                    344,128,421
                                                                 --------------
CAPITAL GOODS-5.6%
MISCELLANEOUS-5.6%
General Electric Co. ............................    2,815,300      112,837,224
United Technologies Corp. .......................      117,500        7,594,025
                                                                 --------------
                                                                    120,431,249
                                                                 --------------
MULTI-INDUSTRY COMPANY-4.8%
Tyco International, Ltd. ........................    1,755,275      103,385,698
                                                                 --------------
CONSUMER STAPLES-3.7%
RETAIL - FOOD & DRUG-2.9%
Safeway, Inc. (a) ...............................      464,700       19,401,225
Walgreen Co. ....................................    1,265,900       42,610,194
                                                                 --------------
                                                                     62,011,419
                                                                 --------------
TOBACCO-0.8%
Philip Morris Cos., Inc. ........................      410,473       18,820,187
                                                                 --------------
                                                                     80,831,606
                                                                 --------------
Total Common Stocks
   (cost $2,042,149,122) ........................                 2,111,678,694
                                                                 --------------

                                                     Principal
                                                      Amount
Company                                                (000)       U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-3.1%
COMMERCIAL PAPER-3.0%
Household Finance Corp.
   1.75%, 1/02/02 ...............................   $   66,026   $   66,022,790
                                                                 --------------
TIME DEPOSIT-0.1%
State Street Euro Dollar
   1.25%, 1/02/02 ...............................        1,616        1,616,000
                                                                 --------------
Total Short-Term Investments
   (cost $67,638,790) ...........................                    67,638,790
                                                                 --------------
TOTAL INVESTMENTS-100.9%
   (cost $2,109,787,912) ........................                 2,179,317,484
Other assets
   less liabilities-(0.9%) ......................                   (20,476,849)
                                                                 --------------
NET ASSETS-100% .................................                $2,158,840,635
                                                                 ==============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
  Investments in securities, at value
    (cost $2,109,787,912) ...............................    $ 2,179,317,484(a)
  Cash ..................................................                814
  Collateral for securities loaned ......................         30,754,200
  Receivable for capital stock sold .....................          2,093,521
  Dividends and interest receivable .....................          1,505,177
                                                             ---------------
  Total assets ..........................................      2,213,671,196
                                                             ---------------

LIABILITIES
  Payable for collateral received on securities loaned ..         30,754,200
  Payable for investment securities purchased ...........         20,732,665
  Advisory fee payable ..................................          1,813,117
  Payable for capital stock redeemed ....................          1,073,491
  Accrued expenses ......................................            457,088
                                                             ---------------
  Total liabilities .....................................         54,830,561
                                                             ---------------
NET ASSETS ..............................................    $ 2,158,840,635
                                                             ===============

COMPOSITION OF NET ASSETS
  Capital stock, at par .................................    $        85,943
  Additional paid-in capital ............................      2,455,595,771
  Accumulated net realized loss on investments ..........       (366,370,651)
  Net unrealized appreciation of investments ............         69,529,572
                                                             ---------------
                                                             $ 2,158,840,635
                                                             ===============
Class A Shares
  Net assets ............................................    $ 1,586,575,077
                                                             ===============
  Shares of capital stock outstanding ...................         63,049,780
                                                             ===============
  Net asset value per share .............................    $         25.16
                                                             ===============

Class B Shares
  Net assets ............................................    $   572,265,558
                                                             ===============
  Shares of capital stock outstanding ...................         22,893,339
                                                             ===============
  Net asset value per share .............................    $         25.00
                                                             ===============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $29,772,527 (see Note F).

      See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $374,011) .....     $  16,232,603
  Interest ..................................................         2,295,418
                                                                  -------------
  Total investment income ...................................        18,528,021
                                                                  -------------

EXPENSES
  Advisory fee ..............................................        22,390,203
  Distribution fee--Class B .................................         1,134,861
  Printing ..................................................           274,497
  Custodian .................................................           251,879
  Audit and legal ...........................................           157,694
  Administrative ............................................            68,932
  Directors' fees ...........................................             1,854
  Transfer agency ...........................................               944
  Miscellaneous .............................................            95,295
                                                                  -------------
  Total expenses ............................................        24,376,159
                                                                  -------------
  Net investment loss .......................................        (5,848,138)
                                                                  -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions ..............      (355,926,187)
  Net change in unrealized appreciation/depreciation
    of investments ..........................................       (92,268,723)
                                                                  -------------
  Net loss on investments ...................................      (448,194,910)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..................     $(454,043,048)
                                                                  =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                        Year Ended        Year Ended
                                                                       December 31,      December 31,
                                                                           2001              2000
                                                                      --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss .............................................   $   (5,848,138)   $   (7,960,931)
  Net realized gain (loss) on investment transactions .............     (355,926,187)      111,642,903
  Net change in unrealized appreciation/depreciation of investments      (92,268,723)     (601,478,696)
                                                                      --------------    --------------
  Net decrease in net assets from operations ......................     (454,043,048)     (497,796,724)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A .......................................................      (88,819,599)     (131,184,766)
    Class B .......................................................      (22,339,314)       (5,912,426)
  Distributions in excess of net realized gain on investments
    Class A .......................................................       (8,345,468)               -0-
    Class B .......................................................       (2,098,996)               -0-
  Tax return of capital
    Class A .......................................................         (336,530)               -0-
    Class B .......................................................          (84,642)               -0-
CAPITAL STOCK TRANSACTIONS
  Net increase ....................................................      220,472,254       776,642,913
                                                                      --------------    --------------
  Total increase (decrease) .......................................     (355,595,343)      141,748,997
NET ASSETS
  Beginning of period .............................................    2,514,435,978     2,372,686,981
                                                                      --------------    --------------
  End of period ...................................................   $2,158,840,635    $2,514,435,978
                                                                      ==============    ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Premier Growth Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

                                          Alliance Variable Products Series Fund
================================================================================

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net operating losses and tax character of distributions, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investments and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $68,932 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

Broker commissions paid on investment transactions for the year ended December 31, 2001, amounted to $2,349,330, of which $134,699 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $944 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations ...........................          $1,251,471,390
U.S. government and agencies ..........................                      -0-
Sales:
Stocks and debt obligations ...........................          $1,080,487,098
U.S. government and agencies ..........................                      -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $2,121,055,032. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .........................           $ 343,631,583
Gross unrealized depreciation .........................            (285,369,131)
                                                                  -------------
Net unrealized appreciation ...........................           $  58,262,452
                                                                  =============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

                                          Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                        2001           2000
                                                    ------------   ------------
Distributions paid from:
   Net long-term capital gains ..................   $121,603,377   $137,097,192
                                                    ------------   ------------
Total taxable distributions .....................    121,603,377    137,097,192
   Tax return of capital ........................        421,172             -0-
                                                    ------------   ------------
Total distributions paid ........................   $122,024,549   $137,097,192
                                                    ============   ============

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .......................   $(355,103,531)(a)
Unrealized appreciation/(depreciation) .....................      58,262,452 (b)
                                                               -------------
Total accumulated earnings/(deficit) .......................   $(296,841,079)
                                                               =============

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $237,722,331 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses of $117,381,200.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had loaned securities with a value of $29,772,527 and received cash collateral of $30,754,200. For the year ended December 31, 2001, the Portfolio received fee income of $54,717 which is included in interest income in the accompanying statement of operations.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                   ----------------------------    ------------------------------
                                              Shares                           Amount
                                   ----------------------------    ------------------------------
                                    Year Ended      Year Ended      Year Ended       Year Ended
                                   December 31,    December 31,    December 31,     December 31,
                                       2001            2000            2001              2000
                                   ------------    ------------    -------------    -------------
Class A
Shares sold ....................      4,983,062      14,404,295    $ 140,714,054    $ 559,965,856
Shares issued in reinvestment of
 distributions .................      3,507,251       3,294,445       97,501,597      131,184,766
Shares redeemed ................    (12,463,994)     (8,667,570)    (331,670,351)    (325,383,242)
                                   ------------    ------------    -------------    -------------
Net increase (decrease) ........     (3,973,681)      9,031,170    $ (93,454,700)   $ 365,767,380
                                   ============    ============    =============    =============

Class B
Shares sold ....................     12,741,518      10,984,510    $ 344,778,153    $ 417,104,662
Shares issued in reinvestment of
  distributions ................        886,906         148,815       24,522,952        5,912,426
Shares redeemed ................     (2,201,110)       (338,758)     (55,374,151)     (12,141,555)
                                   ------------    ------------    -------------    -------------
Net increase ...................     11,427,314      10,794,567    $ 313,926,954    $ 410,875,533
                                   ============    ============    =============    =============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

PREMIER GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       --------------------------------------------------------------------
                                                                                      CLASS A
                                                       --------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                       --------------------------------------------------------------------
                                                          2001           2000           1999           1998         1997
                                                       ----------     ----------     ----------     ----------     --------
Net asset value, beginning of period ...............       $32.05         $40.45         $31.03         $20.99       $15.70
                                                           ------         ------         ------         ------       ------

Income From Investment Operations
Net investment income (loss) (a) ...................         (.06)          (.11)          (.09)          (.01)(b)      .04(b)
Net realized and unrealized gain (loss)
  on investment transactions .......................        (5.31)         (6.18)          9.98          10.08         5.27
                                                           ------         ------         ------         ------       ------
Net increase (decrease) in net asset
  value from operations ............................        (5.37)         (6.29)          9.89          10.07         5.31
                                                           ------         ------         ------         ------       ------

Less: Dividends and Distributions
Dividends from net investment income ...............           -0-            -0-            -0-          (.03)        (.02)
Distributions from net realized gain on investments         (1.38)         (2.11)          (.47)            -0-          -0-
Distributions in excess of net realized gain on
  investments ......................................         (.14)            -0-            -0-            -0-          -0-
                                                           ------         ------         ------         ------       ------
Total dividends and distributions ..................        (1.52)         (2.11)          (.47)          (.03)        (.02)
                                                           ------         ------         ------         ------       ------
Net asset value, end of period .....................       $25.16         $32.05         $40.45         $31.03       $20.99
                                                           ======         ======         ======         ======       ======

Total Return
Total investment return based on net asset value (c)       (17.21)%       (16.58)%        32.32%         47.97%       33.86%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $1,586,575     $2,148,332     $2,345,563     $1,247,254     $472,326
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements ......         1.04%          1.04%          1.05%          1.06%         .95%
  Expenses, before waivers and reimbursements ......         1.04%          1.04%          1.05%          1.09%        1.10%
  Net investment income (loss) .....................         (.21)%         (.29)%         (.27)%         (.04)%(b)     .21%(b)
Portfolio turnover rate ............................           49%            41%            26%            31%          27%

--------------------------------------------------------------------------------

See footnote summary on page 16.

PREMIER GROWTH PORTFOLIO
(Continued) FINANCIAL HIGHLIGHTS          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ----------------------------------------
                                                                                      CLASS  B
                                                                     ----------------------------------------
                                                                          Year Ended         July 14, 1999(d)
                                                                          December 31,              to
                                                                     ---------------------     December 31,
                                                                       2001         2000          1999
                                                                     --------     --------   ----------------
Net asset value, beginning of period .............................     $31.93       $40.40        $35.72
                                                                       ------       ------        ------
Income From Investment Operations
Net investment loss (a) ..........................................       (.12)        (.18)         (.07)
Net realized and unrealized gain (loss) on investment transactions      (5.29)       (6.18)         4.75
                                                                       ------       ------        ------
Net increase (decrease) in net asset value from operations .......      (5.41)       (6.36)         4.68
                                                                       ------       ------        ------
Less: Distributions
Distributions from net realized gain on investments ..............      (1.38)       (2.11)          -0-
Distributions in excess of net realized gain on
  investments ....................................................       (.14)         -0-           -0-
                                                                       ------       ------        ------
Total distributions ..............................................      (1.52)       (2.11)          -0-
                                                                       ------       ------        ------
Net asset value, end of period ...................................     $25.00       $31.93        $40.40
                                                                       ======       ======        ======
Total Return
Total investment return based on net asset value (c) .............     (17.40)%     (16.78)%       13.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $572,266     $366,104       $27,124
Ratio to average net assets of:
  Expenses .......................................................       1.29%        1.30%         1.29%(e)
  Net investment loss ............................................       (.47)%       (.51)%        (.53)%(e)
Portfolio turnover rate ..........................................         49%          41%           26%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Premier Growth Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Premier Growth Portfolio, (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 12, 2002

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designated $121,603,377 as long-term capital gain distributions during the taxable year ended December 31, 2001.

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                   PORTFOLIOS
                                                     IN FUND         OTHER
       NAME, ADDRESS,              PRINCIPAL         COMPLEX     DIRECTORSHIPS
      AGE OF DIRECTOR            OCCUPATION(S)     OVERSEEN BY      HELD BY
    (YEARS OF SERVICE*)       DURING PAST 5 YEARS   DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

John D. Carifa,** 56,         President, Chief          113         None
1345 Avenue of the Americas,  Operating Officer
New York, NY 10105 (12)       and a Director of
                              ACMC, with which he
                              has been associated
                              since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,             Formerly an               88      Ecolab Incorp.;
P.O. Box 4623,                Executive Vice                    BP Amoco Corp.
Stamford, CT 06903 (10)       President and the
                              Chief Insurance
                              Officer of the
                              Equitable Life
                              Assurance Society of
                              the United States;
                              Chairman and Chief
                              Executive Officer of
                              Evlico; a Director
                              of Avon, Tandem
                              Financial Group and
                              Donaldson, Lufkin &
                              Jenrette Securities
                              Corporation. She is
                              currently a Director
                              of Ecolab
                              Incorporated
                              (specialty
                              chemicals) and BP
                              Amoco Corporation
                              (oil and gas).

David H. Dievler,#+ 72,       Independent               94           None
P.O. Box 167,                 consultant. Until
Spring Lake, New Jersey       December 1994,
07762 (12)                    Senior Vice
                              President of ACMC
                              responsible for
                              mutual fund
                              administration.
                              Prior to joining
                              ACMC in 1984, Chief
                              Financial Officer of
                              Eberstadt Asset
                              Management since
                              1968. Prior to that,
                              Senior Manager at
                              Price Waterhouse &
                              Co. Member of
                              American Institute
                              of Certified Public
                              Accountants since
                              1953.

John H. Dobkin,#+ 59,         Consultant.               91           None
P.O. Box 12,                  Currently, President
Annandale, New York           of the Board of Save
12504 (10)                    Venice, Inc.
                              (preservation
                              organization).
                              Formerly a Senior
                              Advisor from June
                              1999 - June 2000 and
                              President from
                              December 1989 - May
                              1999 of Historic
                              Hudson Valley
                              (historic
                              preservation).
                              Previously, Director
                              of the National
                              Academy of Design.
                              During 1988-92,
                              Director and
                              Chairman of the
                              Audit Committee of
                              ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

                                                   PORTFOLIOS
                                                     IN FUND         OTHER
       NAME, ADDRESS,              PRINCIPAL         COMPLEX     DIRECTORSHIPS
      AGE OF DIRECTOR            OCCUPATION(S)     OVERSEEN BY      HELD BY
    (YEARS OF SERVICE*)       DURING PAST 5 YEARS   DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+ 69, Investment Adviser        110          None
Room 100,                     and an independent
2 Greenwich Plaza,            consultant. Formerly
Greenwich, Connecticut        Senior Manager of
06830 (12)                    Barrett Associates,
                              Inc., a registered
                              investment adviser,
                              with which he had
                              been associated
                              since prior to 1997.
                              Formerly Deputy
                              Comptroller of the
                              State of New York
                              and, prior thereto,
                              Chief Investment
                              Officer of the New
                              York Bank for
                              Savings.

Clifford L. Michel,#+ 62,     Senior Counsel of         91    Placer Dome, Inc.
St. Bernard's Road,           the law firm of
Gladstone, New Jersey         Cahill Gordon &
07934 (10)                    Reindel, with which
                              he has been
                              associated since
                              prior to 1997.
                              President and Chief
                              Executive Officer of
                              Wenonah Development
                              Company
                              (investments) and a
                              Director of Placer
                              Dome, Inc. (mining)

Donald J. Robinson,#+ 67,     Senior Counsel of         103          None
98 Hell's Peak Road,          the law firm of
Weston, Vermont 05161 (6)     Orrick, Herrington &
                              Sutcliffe LLP since
                              January 1997.
                              Formerly a senior
                              partner and a member
                              of the Executive
                              Committee of that
                              firm. Member of the
                              Municipal Securities
                              Rulemaking Board and
                              a Trustee of the
                              Museum of the City
                              of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

   NAME, ADDRESS*              POSITION(S) HELD         PRINCIPAL OCCUPATION
      AND AGE                     WITH FUND             DURING PAST 5 YEARS**
--------------------------------------------------------------------------------

John D. Carifa, 56          Chairman & President      See biography above.

Kathleen A. Corbet, 42      Senior Vice President     Executive Vice President
                                                      of ACMC, with which she
                                                      has been associated since
                                                      prior to 1997.

Alfred L. Harrison, 64      Senior Vice President     Vice Chairman of ACMC,
                                                      with which he has been
                                                      associated since prior to
                                                      1997.

Wayne D. Lyski, 60          Senior Vice President     Executive Vice President
                                                      of ACMC, with which he has
                                                      been associated with since
                                                      prior to 1997.

Edmund P. Bergan, Jr., 51   Secretary                 Senior Vice President and
                                                      the General Counsel of
                                                      Alliance Fund
                                                      Distributors, Inc. (AFD)
                                                      and Alliance Global
                                                      Investor Services Inc.
                                                      ("AGIS"), with which he
                                                      has been associated since
                                                      prior to 1997.

Mark D. Gersten, 51         Treasurer and             Senior Vice President of
                            Chief Financial Officer   AGIS, with which he has
                                                      been associated since
                                                      prior to 1997.

Thomas R. Manley, 50        Controller                Vice President of ACMC,
                                                      with which he has been
                                                      associated since prior to
                                                      1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


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